Exhibit 10.2
Loan No. 07-0054261
07-0064261
SIX PROJECT
PROMISSORY NOTE

$40,000,000.00	November 10, 2009
1. Promise to Pay.
FOR VALUE RECEIVED, EACH OF GOLFVIEW HOLDINGS LLC, ARROW TREE HEALTH HOLDINGS LLC, TROUSDALE HEALTH HOLDINGS LLC, ENSIGN BELLFLOWER LLC, ANSON HEALTH HOLDINGS LLC and HILLENDAHL HEALTH HOLDINGS LLC, each a Nevada limited liability company, each a Nevada limited liability company (each a “Six Project Borrower” and collectively the “Six Project Borrowers”), whose address is 27101 Puerta Real, Suite 450, Mission Viejo, California 92691, jointly and severally promise to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, INC., a Delaware corporation, and its successors and assigns (in its individual capacity, “GECC”, and as agent for Lender (as defined below), “Agent”), the sum of Forty Million and 00/100 Dollars ($40,000,000.00), together with all other amounts added thereto pursuant to this Six Project Promissory Note (this “Note”) or otherwise payable to GECC under the Loan Documents (as hereinafter defined), including, but not limited to, any Exit Fee and SWAP Termination Fee as defined and set forth in the Loan Agreement (as hereinafter defined) (or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth, all payable in lawful money of the United States of America. Payments shall be made at the offices of Agent at GEMSA, File 59229, Los Angeles, California 90074-9229 (or such other address as Agent may hereafter designate in writing to the Six Project Borrowers). Except as otherwise provided herein, capitalized terms used in this Six Project Note shall have the same meanings as are assigned to such terms in the Loan Agreement.
This Six Project Note is secured by, among other things, those certain Security Documents encumbering, among other things, the Projects. This Six Project Note is cross collateralized, and cross defaulted with that certain Consolidated, Amended and Restated Promissory Note made by the Ten Project Borrowers (as defined in the Loan Agreement) in favor of Agent dated December 29, 2006 in the original principal amount of Sixty Four Million Six Hundred Ninety Two Thousand One Hundred Eleven and 67/100 Dollars ($64,692,111.67) (the “Ten Project Note”). This Six Project Note is issued pursuant to that certain Fourth Amended and Restated Loan Agreement of even date herewith among GECC and the other financial institutions who are or hereafter become parties to the Third Amended and Restated Loan Agreement (together with GECC, collectively or individually, as the context may require, “Lender”), the Six Project Borrowers and the Ten Project Borrowers (collectively, the “Borrowers”), and Agent (as amended, restated, supplemented and modified from time to time, the “Loan Agreement”). This Six Project Note, the Ten Project Note, the Loan Agreement, other the Security Documents, and any other documents evidencing or securing the Loan or executed by any Person in connection therewith on or after the date hereof, and any modification, renewal or extension of any of the foregoing are collectively called the “Loan Documents”. Reference is hereby made to the Loan Agreement for a statement of all of the terms and conditions under which the Loan evidenced hereby is made and to be repaid.

2. Payments.
The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement for the Six Project Note, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement. If any payment on this Six Project Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. Payments will be applied in accordance with the terms of the Loan Agreement. The Six Project Borrowers may prepay this Six Project Note, if at all, only to the extent permitted by and in accordance with the provisions of the Loan Agreement, including the payment of any applicable Exit Fee and SWAP Termination Fee then due.
EXCEPT AS OTHERWISE EXPRESSLY PERMITTED IN THIS SIX PROJECT NOTE, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, THE SIX PROJECT BORROWERS HEREBY EXPRESSLY (A) WAIVE ANY RIGHTS THEY MAY HAVE UNDER LAW, PURSUANT TO CALIFORNIA CIVIL CODE SECTION 2954.10 OR OTHERWISE, TO PREPAY THIS SIX PROJECT NOTE, IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE SIX PROJECT LOAN MATURITY DATE, AND (B) AGREE THAT IF, FOR ANY REASON, A PREPAYMENT OF ALL OR ANY PORTION OF THE PRINCIPAL AMOUNT OF THIS SIX PROJECT NOTE IS MADE INCLUDING, WITHOUT LIMITATION, UPON OR FOLLOWING ANY ACCELERATION OF THE SIX PROJECT LOAN MATURITY DATE BY AGENT OR LENDER ON ACCOUNT OF ANY DEFAULT BY BORROWERS, INCLUDING, WITHOUT LIMITATION, ANY TRANSFER, DISPOSITION, OR FURTHER ENCUMBRANCE PROHIBITED OR RESTRICTED BY THE LOAN AGREEMENT, THEN THE SIX PROJECT BORROWERS SHALL BE OBLIGATED TO PAY CONCURRENTLY WITH SUCH PREPAYMENT THE EXIT FEE AND SWAP TERMINATION FEE, IF ANY, TO THE EXTENT REQUIRED UNDER THE LOAN AGREEMENT. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, THE SIX PROJECT BORROWERS HEREBY DECLARE THAT (1) LENDER’S AGREEMENT TO MAKE THE LOAN EVIDENCED BY THIS SIX PROJECT NOTE AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THE LOAN AGREEMENT CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT, AND HAS BEEN GIVEN INDIVIDUAL WEIGHT BY THE SIX PROJECT BORROWERS, AGENT AND LENDER, (2) THE SIX PROJECT BORROWERS ARE SOPHISTICATED AND KNOWLEDGEABLE REAL ESTATE INVESTORS WITH COMPETENT AND INDEPENDENT LEGAL COUNSEL, AND (3) THE SIX PROJECT BORROWERS FULLY UNDERSTAND THE EFFECT OF THIS WAIVER AND AGREEMENT.
INITIALS OF DANIEL H. WALKER ON BEHALF OF EACH SIX PROJECT BORROWER:                        .

3. Default.
Upon and after the occurrence of any Event of Default, this Six Project Note may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.
4. APPLICABLE LAW; SEVERABILITY.
THIS SIX PROJECT NOTE SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. THE INVALIDITY, ILLEGALITY OR UNENFORCEABILITY OF ANY PROVISION OF THIS SIX PROJECT NOTE SHALL NOT AFFECT OR IMPAIR THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE REMAINDER OF THIS SIX PROJECT NOTE, AND TO THIS END, THE PROVISIONS OF THIS SIX PROJECT NOTE ARE DECLARED TO BE SEVERABLE.
5. Waiver.
Each Six Project Borrower, for itself and all endorsers, guarantors and sureties of this Six Project Note, and their heirs, legal representatives, successors and assigns, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Six Project Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Six Project Note, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Agent. Each Six Project Borrower, for itself and all endorsers, guarantors and sureties of this Six Project Note, including but not limited to Guarantor and the Ten Project Borrowers and their respective heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Agent with respect to the payment or other provisions of this Six Project Note, and to the release of any makers, endorsers, guarantors or sureties, and their respective heirs, legal representatives, successors and assigns, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties and their heirs, legal representatives, successors and assigns, may become parties hereto without notice to the Six Project Borrowers or to any endorser, guarantor or surety and without affecting the liability of any of them.
6. Miscellaneous.
6.1 Amendments.
This Six Project Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Agent.

6.2 Lawful Rate of Interest.
In no event whatsoever shall the amount of interest paid or agreed to be paid pursuant to this Six Project Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Six Project Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto (“Excess Interest”), then ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Agent or Lender shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the Loan (whether or not due and payable), and not to the payment of interest, or refunded to the Six Project Borrowers if such Loan has been paid in full. No Borrower, Guarantor or any other guarantor, endorser or surety nor any of their respective heirs, legal representatives, successors or assigns shall have any action against Agent or Lender for any damages whatsoever arising out of the payment or collection of any such Excess Interest.
The Six Project Borrowers agree to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of the Six Project Borrowers, or any benefit received or to be received by Agent or Lender, in connection with this Six Project Note.
6.3 Captions.
The captions of the Paragraphs of this Six Project Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.
6.4 Notices.
Notices shall be given under this Six Project Note in conformity with the terms and conditions of the Loan Agreement.
6.5 Joint and Several.
The obligations of the Six Project Borrowers under this Six Project Note shall be joint and several obligations of the Six Project Borrowers and of each Six Project Borrower, if more than one, and of each Six Project Borrower’s heirs, personal representatives, successors and assigns.
6.6 Time of Essence.
Time is of the essence of this Six Project Note and the performance of each of the covenants and agreements contained herein.

7. Sale of Loan.
Agent or Lender, at any time and without the consent of any Six Project Borrower, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Six Project Note, the Security Documents and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan.
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IN WITNESS WHEREOF, the Six Project Borrowers have executed this Six Project Promissory Note or have caused the same to be executed by its duly authorized representatives as of the date first set forth above.

SIX PROJECT BORROWERS: GOLFVIEW HOLDINGS LLC, a Nevada L.L.C.
By:	The Ensign Group, Inc., a Delaware
corporation, its sole member

By:	/s/ Daniel Walker
	Name:	Daniel H. Walker
	Its:	Assistant Secretary

ARROW TREE HEALTH HOLDINGS, LLC, a Nevada L.L.C.
By:	The Ensign Group, Inc., a Delaware
corporation, its sole member

By:	/s/ Daniel Walker
	Name:	Daniel H. Walker
	Its:	Assistant Secretary

TROUSDALE HEALTH HOLDINGS, LLC, a Nevada L.L.C.
By:	The Ensign Group, Inc., a Delaware
corporation, its sole member

By:	/s/ Daniel Walker
	Name:	Daniel H. Walker
	Its:	Assistant Secretary

ENSIGN BELLFLOWER LLC, a Nevada L.L.C.
By:	The Ensign Group, Inc., a Delaware
corporation, its sole member

By:	/s/ Daniel Walker
	Name:	Daniel H. Walker
	Its:	Assistant Secretary

ANSON HEALTH HOLDINGS, LLC, a Nevada L.L.C.
By:	The Ensign Group, Inc., a Delaware
corporation, its sole member

By:	/s/ Daniel Walker
	Name:	Daniel H. Walker
	Its:	Assistant Secretary

HILLENDAHL HEALTH HOLDINGS, LLC, a Nevada L.L.C.
By:	The Ensign Group, Inc., a Delaware
corporation, its sole member

By:	/s/ Daniel Walker
	Name:	Daniel H. Walker
	Its:	Assistant Secretary